UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2006

Staples, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

Five Hundred Staples Drive, Framingham, MA		01702
(Address of principal executive offices)		(Zip Code)

508-253-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2006, Richard J. Currie and George J. Mitchell retired from the Board of Directors of Staples, Inc. At the 2006 Annual Meeting of Stockholders held on June 6, 2006, Staples’ stockholders elected Stephen F. Schuckenbrock as a new member of Staples’ Board of Directors. Mr. Schuckenbrock has been appointed to the Audit Committee of the Board of Directors.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2006 Annual Meeting of Stockholders held on June 6, 2006, Staples’ stockholders approved an amendment to Staples’ By-laws to declassify the Board of Directors and provide for the annual election of each director beginning with the 2007 Annual Meeting of Stockholders. The By-law amendment also permits stockholders to remove directors with or without cause and eliminates the supermajority voting requirement for amending By-law provisions that relate to the classification of the Board of Directors.

Item 8.01.                Other Events.

On June 6, 2006, Staples held its Annual Meeting of Stockholders at which Staples’ stockholders took the following actions:

1.             Staples’ stockholders elected Basil L. Anderson, Robert C. Nakasone, Ronald L. Sargent and Stephen F. Schuckenbrock to the Board of Directors as follows:

Director	Votes For	Votes Withheld
Basil L. Anderson	628,368,744	18,088,088
Robert C. Nakasone	629,189,834	17,266,998
Ronald L. Sargent	614,062,367	32,394,465
Stephen F. Schuckenbrock	641,279,779	5,177,053

2.             Staples’ stockholders voted to approve an amendment to Staples’ By-laws to declassify the Board of Directors and provide for the annual election of each director beginning with the 2007 Annual Meeting of Stockholders by a vote of 639,761,223 shares of common stock for, 2,946,132 shares of common stock against and 3,749,477 shares of common stock abstaining.

 3.          Staples’ stockholders ratified the selection of Ernst & Young LLP as Staples’ independent registered public accounting firm for the current fiscal year by a vote of 626,079,554 shares of common stock for, 16,762,510 shares of common stock against and 3,614,768 shares of common stock abstaining.

 4.          The shareholder proposal on a majority vote standard for the election of directors was defeated by a vote of 262,384,300 shares of common stock for, 312,639,403 shares of common stock against and 13,310,677 shares of common stock abstaining. There were 58,122,452 broker non-votes on this matter.

Item 9.01.                Financial Statements and Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits, which is incorporated herein by reference, are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006	Staples, Inc.

	By:	/s/ Jack VanWoerkom
Jack VanWoerkom
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Text of By-law amendment approved by stockholders on June 6, 2006.